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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

             Current Report Filed Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                 (Date of earliest event reported): May 23, 2000


                          ENERGY BIOSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


              Delaware                                0-21130                              04-3078857


    (State or other jurisdiction of            (Commission File Number)        (I.R.S. Employer Identification No.)
    incorporation or organization)

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                           4200 Research Forest Drive
                           The Woodlands, Texas 77381
                              (Address of principal
                                executive offices
                                  and zip code)


                                 (281) 364-6100
                         (Registrant's telephone number,
                              including area code)

                          _____________________________

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ITEM 5. OTHER EVENTS

         On May 23, 2000, Energy BioSystems Corporation (the "Company") issued a press release  announcing  that it has entered into a licensing  agreement  with
Genencor  International  involving  the  Company's  proprietary  gene  shuffling technology for "directed evolution." Under the agreement,  Genencor will use the
Company's  proprietary RACHITT technology to develop gene-based products for the
cleaning,  textiles,  grain  processing,   animal  feed,  and  food  ingredients
industries.

         The press release is filed as an exhibit to this Current Report on Form
8-K and is incorporated by reference herein.

ITEM 7.  EXHIBITS

         Exhibit 99.1      -- Press Release




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ENERGY BIOSYSTEMS CORPORATION

Date: May 23, 2000                   By: /s/ Paul G. Brown, III
                                         -------------------------------
                                              Paul G. Brown, III
                                              Vice President, Finance
                                                 and Administration
                                                 and Chief Financial Officer